SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: August 9, 2002


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                         1-6395                95-2119684
(State or other jurisdiction of       (Commission           (IRS Employer
 incorporation or organization)       File Number)         Identification No.)


200 Flynn Road
Camarillo, California                                             93012-8790
(Address of Principal Executive Offices)                         (Zip Code)


                                 (805) 498-2111
              (Registrant's telephone number, including area code)

Item 5.    Other Events.
           ------------

                The Registrant issued the press release, filed as Exhibit 99.1 hereto, on August 9, 2002.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number    Description of Document

99.1              Press Release of the Registrant dated August 9, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2002                         SEMTECH CORPORATON



                                            By:   /s/   David G. Franz, Jr.
                                              ----------------------------------
                                              David G. Franz, Jr.
                                              Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit Number        Description of Document
--------------        -----------------------
99.1                  Press Release of the Registrant dated August 9, 2002.

                                                                    Exhibit 99.1

Semtech Response to Maxim Patent Claim

     CAMARILLO, Calif.--Aug. 9, 2002--Semtech Corporation
(Nasdaq:SMTC) today responded to Maxim Integrated Products' recent announcement of patent infringement litigation against the Company. Semtech firmly believes that the SC1402, the device in question, does not infringe any of Maxim's patents. Furthermore, Semtech believes the Maxim patents to be invalid. In fact, Semtech has been issued its own patent on technology used in this part.
     While sales of this one device are not material to Semtech's financial results, Semtech intends to vigorously defend all of its products and intellectual properties, and continues to supply the market with innovative, high quality products.

     About Semtech

     Semtech Corporation is a leading supplier of analog and mixed-signal semiconductors used in a wide range of computer, industrial and communication applications. Publicly traded since 1967, Semtech is listed on the Nasdaq National Market under the symbol SMTC.

     Safe Harbor Provision

     Statements contained in this release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including projections and forecasts for revenue and gross margin, involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include worldwide economic conditions, the timing and duration of semiconductor market upturns or downturns, demand for personal computers, cellular phones and automated test equipment, demand for semiconductor devices in general, competitors' actions, relations with large strategic customers and suppliers, manufacturing costs and yields, demand for the Company's products in particular, and risks associated with the businesses of major customers. Other factors that may cause actual results to differ from the forward-looking statements contained in this press release and that may affect the Company's prospects in general are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise forward-looking statements to reflect subsequent events or changed assumptions or circumstances.

     CONTACT: Semtech Corporation
              John Baumann, 805/480-2010 (Investor Relations)